REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT, dated as of the 30th day of September 1999, between Limeridge LLC (referred to as the "Holder") and Interiors, Inc. a corporation incorporated under the laws of the State of Delaware (the "Company").

            WHEREAS, pursuant to the Secured Convertible Note Purchase Agreement dated as of September 30, 1999 (the "Purchase Agreement") and the Exchange Agreement (annexed as an Exhibit to the Purchase Agreement), the Holder will be purchasing Notes and Warrants (hereinafter collectively referred to as the "Securities" of the Company) of the Company at the Purchase Prices as set forth in the Purchase Agreement; All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement; and

            WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Securities set forth in the Purchase Agreement.

            NOW, THEREFORE, the parties hereto mutually agree as follows:

            Section 1. Registrable Securities. As used herein the term "Registrable Security" shall mean the Additional Shares, Warrant Shares, and Underlying Shares (for that portion of the Note that remains outstanding when the Company's obligation to file a Registration Statement arises as set forth in
Section 3 below): (i) in respect of which a registration statement (covering these securities) has not been declared effective by the SEC, (ii) which have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) which have not been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, or (iv) the sales of which, in the opinion of counsel to the Company, are subject to any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

            Section 2. Restrictions on Transfer. The Holder acknowledges and understands that prior to the registration of the Registrable Securities as provided herein and prior to an exemption to registration being available, the Registrable Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. The Holder understands that no disposition or transfer of the Registrable Securities may be made by the Holder in the absence of (i) an opinion of counsel to the Company (which shall not unreasonably be withheld and/or delayed) that such transfer may be made without registration under the Securities Act and state law, or (ii) such registration.

            Section 3. Registration Rights.

                  (a) The Company agrees, that in the event that all of the principal amount of the Notes has not been redeemed (as per the terms of the Notes) on or before May 30, 2000 (and in the event all of the principal amount of the Notes has been redeemed on or before May 30, 2000, the Company shall prepare such registration statement set forth below and include all Warrant Shares issuable upon exercise of the Warrants issued pursuant to the Exchange Agreement), it will prepare and file with the Securities and Exchange Commission ("SEC"), on or before June 30, 2000, a registration statement (on Form S-3) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Holder for resales under the Securities Act of the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to become effective on or before September 30, 2000. The number of shares of Common Stock designated in the Registration Statement to be registered shall be one hundred fifty (150%) percent of the number of shares of Common Stock that would be required if the then outstanding principal amount of the Notes and Warrants were converted and exercised on the Trading Day immediately preceding the date the Registration Statement was filed.

                  (b) The Company will maintain the effectiveness of any Registration Statement or post-effective amendment filed under this Section 3 hereof under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to a Registration Statement,
(ii) the date the holders thereof receive an opinion of counsel that all of the Registrable Securities may be sold (without volume limitation) under the provisions of Rule 144 or (iii) five and one half years after the filing of such Registration Statement.

                  (c) All fees, disbursements, out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holder shall bear the cost, pro rata, of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of their counsel. The Company shall qualify any of the Registrable Securities for sale in such states as the Holder reasonably designates and shall furnish indemnification in the manner provided in Section 8 hereof. However, the Company shall not be required to qualify in any state that will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

                  (e) Unless otherwise agreed to in writing by the Holder, the Company shall only be permitted to include the Registrable Securities in the Registration Statement. The Company represents that as of the date hereof it is not obligated to file a registration statement on behalf of any other Person and/or entity not a party to this Agreement.

                  (f) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above has not been filed by the Company in a timely manner as provided above, or declared effective by the SEC on or before the September 30, 2000, then the

Company will pay to the Holder, as liquidated damages for such failure and not as a penalty, two (2%) percent of the principal amount of the then outstanding Notes for each 30 calendar day period thereafter (pro rated on a daily basis), until the Registration Statement has been filed and/or declared effective. Notwithstanding the foregoing the Company shall not be obligated for liquidated damages if not filed in a timely manner if the Registration Statement has been declared effective on or before September 30, 2000. Such payment of the liquidated damages shall be made to the Holder in cash, immediately upon written demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section and registration shall not relieve the Company from any obligation to pay liquidated damages. The Holder's rights to liquidated damages as set forth herein shall not interfere with the Holder's right to call the Notes due and payable immediately as per the terms of the Note for the failure of the Company to timely file the Registration Statement, or the failure of the Registration Statement to be declared effective by the SEC in a timely manner as provided herein.

                  (g) If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holder's reasonable costs of collection, including reasonable attorney's fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit the Holders other rights or remedies as set forth in this Agreement.

                  (h) The Company agrees that within five calendar days after being notified by the SEC that the Registration Statement has been cleared to go effective, the Company it will declare Registration Statement effective. The Company agrees that it shall forward to the Investor a copy of any and all SEC comments it may receive pertaining to the Registration Statement. The Company also agrees that it shall respond in writing to any questions and/or comments from the SEC that relate to the Registration Statement within ten calendar days of receipt of such question or comment.

                  (i) In the event the number of shares of Common Stock included in the Registration Statement shall be insufficient to cover the number of Registrable Securities due to the Holder under the terms of the Purchase Agreement and/or the Notes and Warrants, the Company agrees that it shall file either a new Registration Statement including such additional shares or amend the then existing Registration Statement. The Company agrees that in such event it will file with the SEC either an amendment to the then existing Registration Statement or a new Registration Statement within 30 calendar days of when required hereunder, and use its best efforts to cause either the amendment or such Registration Statement to become effective within 90 calendar days from when required to file such Registration Statement pursuant to the terms herein. If such amendment or new Registration Statement is not filed and/or declared effective in a timely manner as set forth herein, the Company shall be subject to liquidated damages as pursuant to the provisions of Section 3(e).

            Section 4. Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

            Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                  (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act);

                  (b) furnish to the Holder copies of the Registration Statement (and any amendments thereto), a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and shall also furnish such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Securities owned by the Holder;

                  (c) register and qualify the Registrable securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to file therein any general consent to service of process, or to qualify any of the securities for sale in any state which will require an escrow or other restriction relating to the Company and/or sellers;

                  (d) list such securities on the Nasdaq Small Cap Market or other national securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange or market;

                  (e) notify the Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which the executive officers of the Company have knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            Section 6. Indemnification.

            (a) The Company agrees to indemnify and hold harmless the Holder, and each officer, director or person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company (i) will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, specifically for use in the preparation thereof, or
(ii) cannot pay any amounts paid in settlement of any loss, claim, damage or liability if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. This Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation of such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity provision will be in addition to any liability that the Company may otherwise have.

            (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, each officer, director, or person, if any, who controls the Company within the meaning of the Securities Act (each a "Company Indemnitee"), and each other Distributing Holder, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees) to which any Company Indemnitee or other Distributing Holder may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity provision will be in addition to any liability that the Distributing Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

            Section 7.Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            Section 8.Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur, or (c) five calendar days after sent by regular mail. The addresses for such communications shall be:

            If to the Company:

                    Interiors, Inc.
                    320 Washington Street
                    Mount Vernon, New York 10553
                    Telephone:  (914) 665-5400
                    Facsimile: (914) 665-5469
                    Attention: President

            If to the Holder:

                    Limeridge LLC
                    c/o Citco Trustees Cayman Limited
                    Corporate Centre
                    PO Box 31106SMB
                    Grand Cayman, Cayman Islands
                    British West Indies
                    Attention: Sabrina Hew
                    Facsimile: 345 945-7566
                    Telephone: 345 949-3977

            Either party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

            Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. In the event of a transfer of the rights granted under this Agreement, the Holder agrees that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company.

            Section 10. Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

            Section 11. Termination of Registration Rights. This Agreement shall terminate as to the Holder (and permitted transferees or assignees) upon the occurrence of any of the following:

            (a) all Holder's Securities subject to this Agreement have been registered;

            (b) all of such Holder's Securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act; and

            (c) all of such Holder's Securities subject to this Agreement can be sold pursuant to Rule 144(k) without limitation.

            Section 12. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            Section 13. Governing Law: Venue; Jurisdiction. This Agreement will be exclusively construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

            Section 14. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.

            Section 15. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Purchase Agreement.

            Section 16. Entire Agreement. This Agreement, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

                                        Interiors, Inc.

                                        By: /s/ Max Munn
                                           -------------------------------------
                                           Name:  Max Munn
                                           Title: President


                                        INVESTOR:

                                        LIMERIDGE LLC


                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title: